SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                      FORM 8-K


                 Current Report Pursuant To Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  February 25, 1999


                        MERRILL LYNCH MORTGAGE INVESTORS, INC.
(as depositor under the Indenture, dated as of March 1, 1998, providing for inter alia, the issuance of PacificAmerica Home-Equity Loan Asset-Backed Notes, Series 1998-1).


          PACIFICAMERICA HOME EQUITY LOAN ASSET-BACKED NOTES, SERIES 1998-1
               (Exact name of Registrant as specified in its Charter)


                                     CALIFORNIA
                   (State or Other Jurisdiction of Incorporation)


              0-20897                                   95-4465
              (Commission File Number)                  (I.R.S. Employer
                                                        Identification No.)


        VENTURA BOULEVARD, SUITE 102
        WOODLAND HILLS, CALIFORNIA                       91364
        (Address of principal executive offices)        (Zip Code)


        Registrant's Telephone Number, Including Area Code:  (818) 992-8999


ITEM 5.     Other Events

Attached hereto are copies of the Monthly Remittance Statements to the Certificateholders which were derived from the monthly information submitted by the Master Servicer to the Trustee.


ITEM 7.     Financial Statement and Exhibits

Exhibits:   (as noted in Item 5 above)


Monthly Remittance Statement to the Certificateholders dated as of February 25, 1999.


                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Indenture, dated as of March 1, 1998.


Date:  March 26, 1999          By:  /s/ Judy L. Gomez
                                  Judy L. Gomez
                                  Assistant Vice President



                                   EXHIBIT INDEX

     Document

     Monthly Remittance Statement to the Certificateholders dated as of February 25, 1999.



PACIFIC AMERICA HOME EQUITY LOANS
ASSET-BACKED NOTES
 SERIES 1998-1

Statement  To  Certificateholders

DISTRIBUTIONS IN DOLLARS
                                       PRIOR
>                                                CURRENT
                     ORIGINAL      PRINCIPAL
>                 REALIZED       DEFERRED      PRINCIPAL
     CLASS         FACE VALUE        BALANCE       INTEREST      PRINCIPAL
>     TOTAL         LOSSES       INTEREST        BALANCE

            A  130,000,000.00 108,414,061.14     481,690.87   2,758,751.68   3,
>240,442.55           0.00           0.00 105,655,309.46


TOTALS         130,000,000.00 108,414,061.14     481,690.87   2,758,751.68   3,
>240,442.55           0.00           0.00 105,655,309.46

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
>                           PASS-THROUGH
                                       PRIOR
>                  CURRENT      RATES
                                   PRINCIPAL
>                PRINCIPAL
     CLASS          CUSIP            BALANCE       INTEREST      PRINCIPAL
>     TOTAL        BALANCE        CURRENT           NEXT

            A  588929QH4          833.954316       3.705314      21.221167
> 24.926481     812.733150       5.159690%      5.156880%


SELLER:                       Pacific-America Money Center, Inc.           ADMI
>NISTRATOR:                Andrea Davidson
SERVICER:                     Pacific-America Money Center, Inc.
>                          Bankers Trust Company
LEAD UNDERWRITER:             Merrill Lynch & Co.
>                           3 Park Plaza
 RECORD DATE:                 January 29, 1999
>                          Irvine, CA 92614
DISTRIBUTION DATE:            February 25, 1999
>        FACTOR INFORMATION(800) 735-7777
                                                                Page 1 of 4
>                            (c) COPYRIGHT 1999 Bankers Trust Company
PACIFIC AMERICA HOME EQUITY LOANS
ASSET-BACKED NOTES
 SERIES 1998-1

Statement  To  Certificateholders

DISTRIBUTIONS IN DOLLARS
                                       PRIOR
>                                                CURRENT
                     ORIGINAL      PRINCIPAL
>                 REALIZED       DEFERRED      PRINCIPAL
     CLASS         FACE VALUE        BALANCE       INTEREST      PRINCIPAL
>     TOTAL         LOSSES       INTEREST        BALANCE

   CERTIFICATE           0.00           0.00           0.00           0.00
>      0.00           0.00           0.00           0.00


TOTALS                   0.00           0.00           0.00           0.00
>      0.00           0.00           0.00           0.00

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
>                           PASS-THROUGH
                                       PRIOR
>                  CURRENT      RATES
                                   PRINCIPAL
>                PRINCIPAL
     CLASS          CUSIP            BALANCE       INTEREST      PRINCIPAL
>     TOTAL        BALANCE        CURRENT           NEXT

   CERTIFICATE                      0.000000       0.000000       0.000000
>  0.000000       0.000000       0.000000%      0.000000%


SELLER:                       Pacific-America Money Center, Inc.           ADMI
>NISTRATOR:                Andrea Davidson
SERVICER:                     Pacific-America Money Center, Inc.
>                          Bankers Trust Company
LEAD UNDERWRITER:             Merrill Lynch & Co.
>                           3 Park Plaza
 RECORD DATE:                 January 29, 1999
>                          Irvine, CA 92614
DISTRIBUTION DATE:            February 25, 1999
>        FACTOR INFORMATION(800) 735-7777
                                                                Page 2 of 4
>                            (c) COPYRIGHT 1999 Bankers Trust Company
PACIFIC AMERICA HOME EQUITY LOANS
ASSET-BACKED NOTES
 SERIES 1998-1

Statement  To  Certificateholders


Distribution Date:            February 25, 1999


DELINQUENT INFORMATION
EXCLUDING FORECLOSURE LOAN                                     30 TO 59       6
>0 TO 89        90 PLUS
 AND REO INFORMATION                                             DAYS
> DAYS           DAYS                          TOTAL
PRINCIPAL BALANCE                                             5,184,488.00   1,
>286,838.00     622,119.00                  7,093,445.00
PERCENTAGE OF POOL BALANCE                                          4.6755%
>    1.1605%        0.5610%                       6.3970%
NUMBER OF LOANS                                                         55
>        10             10                            75
PERCENTAGE OF LOANS                                                 4.6141%
>    0.8389%        0.8389%                       6.2919%
FORECLOSURE LOAN INFORMATION:**
PRINCIPAL BALANCE                                               185,673.16
>372,942.00   8,076,040.00                  8,871,587.00
PERCENTAGE OF POOL BALANCE                                          0.1674%
>    0.3363%        7.2831%                       8.0005%
NUMBER OF LOANS                                                          1
>         8             88                            98
PERCENTAGE OF LOANS                                                 0.0839%
>    0.6711%        7.3826%                       8.2215%
BANKRUPTCY LOAN INFORMATION:
PRINCIPAL BALANCE                                               318,013.00
>162,967.00   1,300,728.00                  1,781,708.00
PERCENTAGE OF POOL BALANCE                                          0.2868%
>    0.1470%        1.1730%                       1.6068%
NUMBER OF LOANS                                                          4
>         3             13                            20
PERCENTAGE OF LOANS                                                 0.3356%
>    0.2517%        1.0906%                       1.6779%
*NOTE: REO'S, FORECLOSURES AND BANKRUPTCIES ARE NOT INCLUDED IN THE DELINQUEN >CY INFORMATION
LOANS IN REO
>                                                       5
PRINCIPAL BALANCE OF LOANS IN REO
>                                             237,320.00

AGGREGATE COLLECTIONS OF NET INTEREST WITH RESPECT TO THE MORTGAGE LOANS:
>                                             694,888.43
AGGREGATE COLLECTIONS OF PRINCIPAL WITH RESPECT TO THE MORTGAGE LOANS:
>                                           2,253,945.12
AGGREGATE COLLECTIONS WITH RESPECT TO THE MORTGAGE LOANS:
>                                           2,948,833.55

INTEREST PAYMENT AMOUNT
>                                             481,690.87
PRINCIPAL PAYMENT AMOUNT
>                                           2,258,374.78
SUBORDINATION INCREASE AMOUNT
>                                             500,376.90
GUARANTEED INTEREST PAYMENT AMOUNT
>                                             891,186.10
CURRENT CARRY FORWARD AMOUNT
>                                                   0.00
AGGREGATE UNPAID CARRY FORWARD AMOUNT
>                                                   0.00

SCHEDULED PAYMENTS PAID BY NOTE INSURER
>                                                   0.00
AGGREGATE SCHEDULED PAYMENTS NOT REIMBURSED
>                                                   0.00

AGGREGATE PRINCIPAL BALANCE OF THE MORTGAGE LOANS AS OF THE END OF THE DUE PERI
>OD                                       110,887,240.63
WEIGHTED AVERAGE NET MORTGAGE RATE
>                                              10.685045%

REQUIRED SUBORDINATION AMOUNT
>                                           7,150,000.01
SUBORDINATION AMOUNT
>                                           5,231,931.17
NET MONTHLY EXCESS CASHFLOW
>                                             500,376.90
SUBORDINATION REDUCTION AMOUNT
>                                                   0.00


**The total foreclosure figure includes loans that are in foreclosure less than > 30 days.
                                                                Page 3 of 4
>                            (c) COPYRIGHT 1999 Bankers Trust Company
PACIFIC AMERICA HOME EQUITY LOANS
ASSET-BACKED NOTES
 SERIES 1998-1

Statement  To  Certificateholders


Distribution Date:            February 25, 1999


ADVANCES MADE BY SERVICER
>                                             313,802.68
COMPENSATING INTEREST
>                                               8,975.26
PREPAYMENT INTEREST SHORTFALLS
>                                               8,975.26
RELIEF ACT SHORTFALLS
>                                                   0.00

CURRENT REALIZED LOSSES
>                                               4,429.66
AGGREGATE REALIZED LOSSES
>                                              27,570.90

UNPAID ACCRUED INTEREST
>                                                   0.00

MAXIMUM NOTE INTEREST RATE
>                                                  14.50%
GUARANTEED INTEREST PAYMENT AMOUNT
>                                             891,186.10
NOTE INTEREST RATE
>                                               5.159690%

REPURCHASES:
CURRENT MONTH'S REPURCHASES
>                                                   0.00
AGGREGATE REPURCHASES SINCE CLOSING DATE
>                                                   0.00

CUMULATIVE LOSS PERCENTAGE
>                                               0.021208%
DELINQUENCY PERCENTAGE
>                                              11.256082%
DELINQUENCY AMOUNT
>                                          11,092,258.70
ROLLING DELINQUENCY PERCENTAGE
>                                              10.003188%

AGGREGATE BEGINNING NUMBER OF LOANS IN THE POOL
>                                                    1218
AGGREGATE ENDING NUMBER OF LOANS IN THE POOL
>                                              1192

AGGREGATE PREPAYMENT AMOUNT
>                                           2,095,331.89

SPREAD SQUEEZE %
>                                             5.41498081%

WEIGHTED AVERAGE OF REALIZED LOSSES
>                                              53,295.64

                                                                Page 4 of 4
>                            (c) COPYRIGHT 1999 Bankers Trust Company